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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                    PURSUANT TO SECTION 12(b) OR (g) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



                            PACIFIC SOFTWORKS, INC.
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             (Exact name of registrant as specified in its charter)


                California                               77-0590628
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)



703 Rancho Conejo Boulevard, Newbury Park, California            91320
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     (Address of principal executive offices)                  (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:


       Title of each class                   Name of each exchange on which
       to be so registered                    each class is to be registered
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     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates:

333-75137  (if applicable)

     Securities to be registered pursuant to Section 12(g) of the Act:


                                     Common
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                                (Title of class)

                                    Warrants
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                                (Title of class)

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


(Registrant)    Pacific Softworks, Inc.

Date   July 30, 1999

By /s/ Glenn P. Russell
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Glenn P. Russell
President, Chief Executive Officer
and Chairman
(Principal Executive Officer)